Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2008

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

July 30, 2008

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

This Quarterly Financial Supplement reflects the following:

The calculation of International Insurance and Investment Division constant exchange rate information for “Net premiums, policy charges and fees” has been modified to provide a more meaningful presentation, and such data presented for earlier periods has been conformed to the current reporting practice.

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2007			2008
2008	2007			2Q	3Q	4Q	1Q	2Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
638	708	-10%	Insurance Division	390	556	366	301	337
641	797	-20%	Investment Division	377	311	372	287	354
918	927	-1%	International Insurance and Investments Division	453	537	393	439	479
(40)	1	-4100%	Corporate and other operations	(8)	(12)	(51)	(35)	(5)

2,157	2,433	-11%	Total pre-tax adjusted operating income	1,212	1,392	1,080	992	1,165
560	716	-22%	Income taxes, applicable to adjusted operating income	355	416	268	263	297

1,597	1,717	-7%	Financial Services Businesses after-tax adjusted operating income	857	976	812	729	868

			Reconciling items:
(1,164)	175	-765%	Realized investment gains (losses), net, and related charges and adjustments	34	(180)	(91)	(678)	(486)
(385)	(26)	-1381%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(108)	36	(10)	(262)	(123)
294	10	2840%	Change in experience-rated contractholder liabilities due to asset value changes	72	(6)	9	200	94
(125)	46	-372%	Divested businesses	18	(27)	(45)	(112)	(13)
(100)	(220)	55%	Equity in earnings of operating joint ventures	(100)	(103)	(77)	(60)	(40)

(1,480)	(15)	-9767%	Total reconciling items, before income taxes	(84)	(280)	(214)	(912)	(568)
(470)	(17)	-2665%	Income taxes, not applicable to adjusted operating income	(35)	(101)	(137)	(216)	(254)

(1,010)	2	-50600%	Total reconciling items, after income taxes	(49)	(179)	(77)	(696)	(314)

587	1,719	-66%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	808	797	735	33	554
67	133	-50%	Equity in earnings of operating joint ventures, net of taxes	56	67	46	43	24

654	1,852	-65%	Income from continuing operations (after-tax) of Financial Services Businesses	864	864	781	76	578
(2)	8	-125%	Income (loss) from discontinued operations, net of taxes	(29)	(4)	11	1	(3)

652	1,860	-65%	Net income of Financial Services Businesses	835	860	792	77	575

			Earnings per share of Common Stock (diluted):
3.66	3.68		Financial Services Businesses after-tax adjusted operating income	1.84	2.13	1.79	1.65	2.02

			Reconciling items:
(2.63)	0.37		Realized investment gains (losses), net, and related charges and adjustments	0.07	(0.39)	(0.20)	(1.51)	(1.11)
(0.87)	(0.06)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.23)	0.08	(0.02)	(0.58)	(0.28)
0.66	0.02		Change in experience-rated contractholder liabilities due to asset value changes	0.15	(0.01)	0.02	0.44	0.21
(0.28)	0.10		Divested businesses	0.04	(0.06)	(0.10)	(0.25)	(0.03)
(0.22)	(0.46)		Equity in earnings of operating joint ventures	(0.21)	(0.22)	(0.17)	(0.13)	(0.09)

(3.34)	(0.03)		Total reconciling items, before income taxes	(0.18)	(0.60)	(0.47)	(2.03)	(1.30)
(1.06)	(0.03)		Income taxes, not applicable to adjusted operating income	(0.08)	(0.21)	(0.31)	(0.48)	(0.58)

(2.28)	0.00		Total reconciling items, after income taxes	(0.10)	(0.39)	(0.16)	(1.55)	(0.72)

1.38	3.68		Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1.74	1.74	1.63	0.10	1.30
0.15	0.28		Equity in earnings of operating joint ventures, net of taxes	0.12	0.15	0.10	0.10	0.05

1.53	3.96		Income from continuing operations (after-tax) of Financial Services Businesses	1.86	1.89	1.73	0.20	1.35
0.00	0.02		Income (loss) from discontinued operations, net of taxes	(0.06)	(0.01)	0.02	0.00	0.00

1.53	3.98		Net income of Financial Services Businesses	1.80	1.88	1.75	0.20	1.35

443.1	474.9		Weighted average number of outstanding Common shares (diluted basis)	472.8	464.9	458.5	448.6	437.7

14.37%	16.18%		Operating Return on Average Equity (based on adjusted operating income)	16.04%	17.97%	14.88%	13.03%	15.76%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
652	1,860		Net income of Financial Services Businesses (above)	835	860	792	77	575
7	106		Net income (loss) of Closed Block Business	11	7	79	(8)	15

659	1,966		Consolidated net income	846	867	871	69	590

26	29		Direct equity adjustments for earnings per share calculations	14	13	11	12	14

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	11,533	12,619	14,514	13,788	12,955
		Long-term debt	9,401	9,771	12,351	13,302	13,856
		Junior Subordinated Long-Term Debt	—	—	—	—	1,398

		Attributed Equity:
		Including accumulated other comprehensive income	21,718	21,751	22,170	21,484	20,502
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	21,792	22,244	22,009	22,499	22,282
		Excluding total accumulated other comprehensive income	21,835	22,051	21,711	21,957	21,733

		Total Capitalization:
		Including accumulated other comprehensive income	31,119	31,522	34,521	34,786	35,756
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	31,193	32,015	34,360	35,801	37,536
		Excluding total accumulated other comprehensive income	31,236	31,822	34,062	35,259	36,987

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	46.27	47.08	48.73	48.45	47.58
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	46.43	48.15	48.37	50.74	51.71
		Excluding total accumulated other comprehensive income	46.52	47.73	47.72	49.52	50.44

		Number of diluted shares at end of period	469.4	462.0	455.0	443.4	430.9

		Common Stock Price Range (based on closing price):
91.36	103.17	High	103.17	98.71	101.09	91.36	82.21
59.74	85.69	Low	90.21	84.28	89.46	67.36	59.74
59.74	97.23	Close	97.23	97.58	93.04	78.25	59.74

		Common Stock market capitalization (1)	44,879	44,309	41,623	34,227	25,465

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

OPERATIONS HIGHLIGHTS

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	166.2	170.1	176.4	174.2	179.3
		Retail customers	87.1	88.5	86.6	81.8	84.6
		General account	167.0	171.6	175.5	177.9	175.0

		Total Investment Management and Advisory Services	420.3	430.2	438.5	433.9	438.9
		Non-proprietary assets under management	56.1	57.0	59.7	54.7	60.1

		Total managed by Investment Division	476.4	487.2	498.2	488.6	499.0
		Managed by International Insurance and Investments Division (3):	94.3	71.5	69.2	71.0	69.4
		Managed by Insurance Division	77.7	78.2	80.3	71.5	69.5

		Total assets under management	648.4	636.9	647.7	631.1	637.9
		Client assets under administration	127.0	131.4	136.3	129.4	125.0

		Total assets under management and administration	775.4	768.3	784.0	760.5	762.9

		Assets managed or administered for customers outside of the United States at end of period (3)	137.3	119.6	117.0	117.4	116.0

		Distribution Representatives (1):
		Prudential Agents	2,512	2,552	2,425	2,436	2,446
		International Life Planners	6,001	6,038	6,166	6,138	6,179
		Gibraltar Life Advisors	5,815	5,944	6,264	6,035	5,899

54	53	Prudential Agent productivity ($ thousands)	57	54	85	50	58

(1)	As of end of period.
(2)	At fair market value.
(3)	Assets managed by the International Insurance and Investments Division and Assets managed or administered for customers outside of the United States at end of period at June 30, 2007 included $28 billion associated with investments in operating joint ventures which the Company sold in the third quarter of 2007. As a result, these assets are no longer reported as a component of its assets under management and administration.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2007			2008
2008	2007			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
6,063	5,404	12%	Premiums	2,684	2,673	2,717	3,102	2,961
1,633	1,567	4%	Policy charges and fee income	783	727	828	824	809
4,257	4,028	6%	Net investment income	2,033	2,070	2,106	2,111	2,146
1,917	2,318	-17%	Asset management fees, commissions and other income	1,169	1,301	1,121	939	978

13,870	13,317	4%	Total revenues	6,669	6,771	6,772	6,976	6,894

			Benefits and Expenses (1):
6,026	5,446	11%	Insurance and annuity benefits	2,683	2,658	2,725	3,082	2,944
1,609	1,507	7%	Interest credited to policyholders’ account balances	762	779	808	806	803
517	550	-6%	Interest expense	276	281	289	283	234
(1,176)	(1,095)	-7%	Deferral of acquisition costs	(556)	(554)	(599)	(588)	(588)
653	537	22%	Amortization of acquisition costs	265	108	290	338	315
4,084	3,939	4%	General and administrative expenses	2,027	2,107	2,179	2,063	2,021

11,713	10,884	8%	Total benefits and expenses	5,457	5,379	5,692	5,984	5,729

2,157	2,433	-11%	Adjusted operating income before income taxes	1,212	1,392	1,080	992	1,165

			Reconciling items:
(1,192)	188	-734%	Realized investment gains (losses), net, and related adjustments	41	(178)	(51)	(665)	(527)
28	(13)	315%	Related charges	(7)	(2)	(40)	(13)	41

(1,164)	175	-765%	Total realized investment gains (losses), net, and related charges and adjustments	34	(180)	(91)	(678)	(486)

(385)	(26)	-1381%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(108)	36	(10)	(262)	(123)
294	10	2840%	Change in experience-rated contractholder liabilities due to asset value changes	72	(6)	9	200	94
(125)	46	-372%	Divested businesses	18	(27)	(45)	(112)	(13)
(100)	(220)	55%	Equity in earnings of operating joint ventures	(100)	(103)	(77)	(60)	(40)

(1,480)	(15)	-9767%	Total reconciling items, before income taxes	(84)	(280)	(214)	(912)	(568)

677	2,418	-72%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	1,128	1,112	866	80	597
90	699	-87%	Income tax expense	320	315	131	47	43

587	1,719	-66%	Income from continuing operations before equity in earnings of operating joint ventures	808	797	735	33	554

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $108,291; $111,668; $111,405; $117,893; $116,193)	109,665	112,956	112,748	117,914	114,541
Fixed maturities, held to maturity, at amortized cost (fair value $3,287; $3,411; $3,543; $3,741; $3,490)	3,370	3,473	3,548	3,735	3,572
Trading account assets supporting insurance liabilities, at fair value	14,069	14,612	14,473	14,644	14,624
Other trading account assets, at fair value	2,214	3,354	3,471	2,684	2,984
Equity securities, available for sale, at fair value (cost $3,928; $4,385; $4,497; $4,786; $4,686)	4,588	4,683	4,640	4,551	4,567
Commercial loans	19,852	20,756	22,093	23,444	23,837
Policy loans	3,642	3,815	3,942	4,147	4,207
Securities purchased under agreements to resell	198	111	129	178	184
Other long-term investments	4,430	4,449	5,163	5,266	5,683
Short-term investments	5,421	3,183	3,852	4,176	5,601

Total investments	167,449	171,392	174,059	180,739	179,800
Cash and cash equivalents	5,584	7,687	9,624	8,133	8,762
Accrued investment income	1,432	1,519	1,496	1,540	1,531
Reinsurance recoverables	2,127	2,149	2,119	1,975	1,961
Deferred policy acquisition costs	10,404	11,032	11,396	11,924	12,203
Other assets	15,489	16,143	17,754	20,357	23,021
Separate account assets	187,403	195,324	195,583	181,902	179,323

Total assets	389,888	405,246	412,031	406,570	406,601

Liabilities:
Future policy benefits	55,692	58,117	60,259	63,590	62,503
Policyholders’ account balances	75,606	77,105	78,599	84,812	86,199
Reinsurance payables	1,556	1,593	1,552	1,396	1,377
Securities sold under agreements to repurchase	5,146	5,683	5,281	3,727	4,307
Cash collateral for loaned securities	4,497	5,017	3,041	2,761	2,808
Income taxes	2,746	2,826	3,402	3,575	2,798
Senior short-term debt	11,533	12,619	14,514	13,788	12,955
Senior long-term debt	9,401	9,771	12,351	13,302	13,856
Junior subordinated long-term debt	—	—	—	—	1,398
Other liabilities	14,590	15,440	15,279	16,233	18,575
Separate account liabilities	187,403	195,324	195,583	181,902	179,323
Total liabilities	368,170	383,495	389,861	385,086	386,099

Attributed Equity:
Accumulated other comprehensive income (loss)	(117)	(300)	459	(473)	(1,231)
Other attributed equity	21,835	22,051	21,711	21,957	21,733

Total attributed equity	21,718	21,751	22,170	21,484	20,502

Total liabilities and attributed equity	389,888	405,246	412,031	406,570	406,601

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2008
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,961	1,089	138	1,736	(2)
Policy charges and fee income	809	687	46	82	(6)
Net investment income	2,146	517	982	504	143
Asset management fees, commissions and other income	978	223	641	161	(47)

Total revenues	6,894	2,516	1,807	2,483	88

Benefits and Expenses (1):
Insurance and annuity benefits	2,944	1,226	340	1,360	18
Interest credited to policyholders’ account balances	803	225	523	101	(46)
Interest expense	234	65	37	4	128
Deferral of acquisition costs	(588)	(277)	(28)	(299)	16
Amortization of acquisition costs	315	163	8	152	(8)
General and administrative expenses	2,021	777	573	686	(15)

Total benefits and expenses	5,729	2,179	1,453	2,004	93

Adjusted operating income (loss) before income taxes	1,165	337	354	479	(5)

	Quarter Ended June 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,684	1,083	71	1,531	(1)
Policy charges and fee income	783	672	44	73	(6)
Net investment income	2,033	475	972	405	181
Asset management fees, commissions and other income	1,169	242	747	215	(35)

Total revenues	6,669	2,472	1,834	2,224	139

Benefits and Expenses (1):
Insurance and annuity benefits	2,683	1,182	276	1,219	6
Interest credited to policyholders’ account balances	762	205	508	79	(30)
Interest expense	276	53	64	3	156
Deferral of acquisition costs	(556)	(287)	(25)	(259)	15
Amortization of acquisition costs	265	140	11	126	(12)
General and administrative expenses	2,027	789	623	603	12

Total benefits and expenses	5,457	2,082	1,457	1,771	147

Adjusted operating income (loss) before income taxes	1,212	390	377	453	(8)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2008
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	6,063	2,223	338	3,508	(6)
Policy charges and fee income	1,633	1,382	89	169	(7)
Net investment income	4,257	1,021	1,946	966	324
Asset management fees, commissions and other income	1,917	400	1,300	341	(124)

Total revenues	13,870	5,026	3,673	4,984	187

Benefits and Expenses (1):
Insurance and annuity benefits	6,026	2,481	732	2,773	40
Interest credited to policyholders’ account balances	1,609	441	1,056	201	(89)
Interest expense	517	131	89	6	291
Deferral of acquisition costs	(1,176)	(557)	(57)	(593)	31
Amortization of acquisition costs	653	341	18	312	(18)
General and administrative expenses	4,084	1,551	1,194	1,367	(28)

Total benefits and expenses	11,713	4,388	3,032	4,066	227

Adjusted operating income (loss) before income taxes	2,157	638	641	918	(40)

	Six Months Ended June 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	5,404	2,156	167	3,084	(3)
Policy charges and fee income	1,567	1,339	88	145	(5)
Net investment income	4,028	945	1,906	791	386
Asset management fees, commissions and other income	2,318	472	1,492	434	(80)

Total revenues	13,317	4,912	3,653	4,454	298

Benefits and Expenses (1):
Insurance and annuity benefits	5,446	2,412	578	2,438	18
Interest credited to policyholders’ account balances	1,507	407	1,000	156	(56)
Interest expense	550	106	123	5	316
Deferral of acquisition costs	(1,095)	(557)	(44)	(520)	26
Amortization of acquisition costs	537	293	20	254	(30)
General and administrative expenses	3,939	1,543	1,179	1,194	23

Total benefits and expenses	10,884	4,204	2,856	3,527	297

Adjusted operating income before income taxes	2,433	708	797	927	1

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2008
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	179,800	39,611	70,408	60,590	9,191
Deferred policy acquisition costs	12,203	6,493	279	5,617	(186)
Other assets	35,275	5,320	9,375	13,212	7,368
Separate account assets	179,323	89,520	90,965	286	(1,448)

Total assets	406,601	140,944	171,027	79,705	14,925

Liabilities:
Future policy benefits	62,503	9,128	13,823	39,118	434
Policyholders’ account balances	86,199	24,673	45,572	19,343	(3,389)
Debt	28,209	5,686	4,450	1,367	16,706
Other liabilities	29,865	5,432	9,275	12,883	2,275
Separate account liabilities	179,323	89,520	90,965	286	(1,448)

Total liabilities	386,099	134,439	164,085	72,997	14,578

Attributed Equity:
Accumulated other comprehensive loss	(1,231)	(296)	(562)	(168)	(205)
Other attributed equity	21,733	6,801	7,504	6,876	552

Total attributed equity	20,502	6,505	6,942	6,708	347

Total liabilities and attributed equity	406,601	140,944	171,027	79,705	14,925

	As of December 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	174,059	34,355	69,185	58,324	12,195
Deferred policy acquisition costs	11,396	6,152	233	5,187	(176)
Other assets	30,993	5,502	8,052	9,319	8,120
Separate account assets	195,583	99,713	97,030	268	(1,428)

Total assets	412,031	145,722	174,500	73,098	18,711

Liabilities:
Future policy benefits	60,259	8,730	14,298	36,773	458
Policyholders’ account balances	78,599	20,375	43,371	17,704	(2,851)
Debt	26,865	4,916	3,814	1,218	16,917
Other liabilities	28,555	5,320	9,962	10,037	3,236
Separate account liabilities	195,583	99,713	97,030	268	(1,428)

Total liabilities	389,861	139,054	168,475	66,000	16,332

Attributed Equity:
Accumulated other comprehensive income (loss)	459	59	(194)	702	(108)
Other attributed equity	21,711	6,609	6,219	6,396	2,487

Total attributed equity	22,170	6,668	6,025	7,098	2,379

Total liabilities and attributed equity	412,031	145,722	174,500	73,098	18,711

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2008				As of December 31, 2007
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	845	4,229	1,398	6,472	1,506	3,275	—	4,781
Investment related	6,194	8,166	—	14,360	8,116	7,120	—	15,236
Securities business related	4,903	219	—	5,122	3,405	1,371	—	4,776
Specified other businesses	706	981	—	1,687	1,179	381	—	1,560
Limited recourse and non-recourse borrowing	307	261	—	568	308	204	—	512

Total debt - Financial Services Businesses	12,955	13,856	1,398	28,209	14,514	12,351	—	26,865

Ratio of long-term and short-term capital debt to capitalization (1)				18.9%				17.8%

Closed Block Business
Investment related	821	—	—	821	1,143	—	—	1,143
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	821	1,750	—	2,571	1,143	1,750	—	2,893

	As of June 30, 2008				As of December 31, 2007
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	5,883	589	—	6,472	3,661	1,120	—	4,781
Investment related	8,117	3,787	2,456	14,360	9,423	3,863	1,950	15,236
Securities business related	3,421	1,448	253	5,122	3,235	1,445	96	4,776
Specified other businesses	1,002	685	—	1,687	393	1,167	—	1,560
Limited recourse and non-recourse borrowing	—	—	568	568	—	—	512	512

Total debt - Financial Services Businesses	18,423	6,509	3,277	28,209	16,712	7,595	2,558	26,865

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $444 million of Surplus Notes for June 30, 2008 and December 31, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		%		2007			2008
2008	2007	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,223	2,156	3%	Premiums	1,083	1,073	1,053	1,134	1,089
1,382	1,339	3%	Policy charges and fee income	672	632	715	695	687
1,021	945	8%	Net investment income	475	479	483	504	517
400	472	-15%	Asset management fees, commissions and other income	242	324	233	177	223

5,026	4,912	2%	Total revenues	2,472	2,508	2,484	2,510	2,516

			Benefits and Expenses (1):
2,481	2,412	3%	Insurance and annuity benefits	1,182	1,161	1,165	1,255	1,226
441	407	8%	Interest credited to policyholders’ account balances	205	201	209	216	225
131	106	24%	Interest expense	53	59	67	66	65
(557)	(557)	0%	Deferral of acquisition costs	(287)	(290)	(304)	(280)	(277)
341	293	16%	Amortization of acquisition costs	140	1	164	178	163
1,551	1,543	1%	General and administrative expenses	789	820	817	774	777

4,388	4,204	4%	Total benefits and expenses	2,082	1,952	2,118	2,209	2,179

638	708	-10%	Adjusted operating income before income taxes	390	556	366	301	337

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2008				Quarter Ended June 30, 2008
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	2,223	296	32	1,895	1,089	148	13	928
Policy charges and fee income	1,382	558	611	213	687	273	307	107
Net investment income	1,021	362	335	324	517	182	174	161
Asset management fees, commissions and other income	400	140	217	43	223	73	128	22

Total revenues	5,026	1,356	1,195	2,475	2,516	676	622	1,218

Benefits and Expenses (1):
Insurance and annuity benefits	2,481	488	129	1,864	1,226	249	58	919
Interest credited to policyholders’ account balances	441	112	214	115	225	57	112	56
Interest expense	131	101	29	1	65	49	15	1
Deferral of acquisition costs	(557)	(221)	(318)	(18)	(277)	(113)	(155)	(9)
Amortization of acquisition costs	341	194	139	8	163	83	76	4
General and administrative expenses (2)	1,551	483	733	335	777	248	362	167

Total benefits and expenses	4,388	1,157	926	2,305	2,179	573	468	1,138

Adjusted operating income before income taxes	638	199	269	170	337	103	154	80

	Six Months Ended June 30, 2007				Quarter Ended June 30, 2007
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	2,156	252	40	1,864	1,083	126	19	938
Policy charges and fee income	1,339	536	619	184	672	264	320	88
Net investment income	945	316	299	330	475	161	148	166
Asset management fees, commissions and other income	472	156	278	38	242	78	145	19

Total revenues	4,912	1,260	1,236	2,416	2,472	629	632	1,211

Benefits and Expenses (1):
Insurance and annuity benefits	2,412	439	118	1,855	1,182	203	59	920
Interest credited to policyholders’ account balances	407	108	182	117	205	54	93	58
Interest expense	106	75	27	4	53	37	14	2
Deferral of acquisition costs	(557)	(218)	(322)	(17)	(287)	(115)	(168)	(4)
Amortization of acquisition costs	293	142	149	2	140	64	75	1
General and administrative expenses (2)	1,543	472	736	335	789	245	379	165

Total benefits and expenses	4,204	1,018	890	2,296	2,082	488	452	1,142

Adjusted operating income before income taxes	708	242	346	120	390	141	180	69

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $54 million for the six months ended June 30, 2008 and $66 million for the six months ended June 30, 2007, $24 million for the quarter ended June 30, 2008 and $34 million for the quarter ended June 30, 2007 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		SALES:
		Excluding corporate-owned life insurance:
40	67	Variable life	19	19	20	16	24
95	89	Universal life	45	40	47	40	55
103	103	Term life	54	54	55	51	52

238	259	Total excluding corporate-owned life insurance	118	113	122	107	131
1	8	Corporate-owned life insurance	3	1	2	—	1

239	267	Total	121	114	124	107	132

		SALES BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
78	84	Prudential Agents	42	44	46	40	38
160	175	Third party distribution	76	69	76	67	93
1	8	Corporate-owned life insurance	3	1	2	—	1

239	267	Total	121	114	124	107	132

		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
6,582	6,165	Beginning balance	6,253	6,385	6,489	6,582	6,676
779	670	Premiums and deposits	345	299	329	370	409
(449)	(499)	Surrenders and withdrawals	(263)	(257)	(239)	(238)	(211)

330	171	Net sales	82	42	90	132	198
(77)	(86)	Benefit payments	(40)	(29)	(37)	(39)	(38)

253	85	Net flows	42	13	53	93	160
139	138	Interest credited and other	92	93	38	9	130
122	130	Net transfers from separate account	65	70	70	63	59
(148)	(133)	Policy charges	(67)	(72)	(68)	(71)	(77)

6,948	6,385	Ending balance	6,385	6,489	6,582	6,676	6,948

		Separate Account Liabilities:
18,585	17,586	Beginning balance	17,748	18,517	18,876	18,585	17,276
615	630	Premiums and deposits	314	360	292	304	311
(377)	(322)	Surrenders and withdrawals	(156)	(184)	(174)	(162)	(215)

238	308	Net sales	158	176	118	142	96
(32)	(33)	Benefit payments	(5)	(13)	(16)	(10)	(22)

206	275	Net flows	153	163	102	132	74
(895)	1,183	Change in market value, interest credited and other	880	461	(121)	(1,183)	288
(122)	(130)	Net transfers to general account	(65)	(70)	(70)	(63)	(59)
(387)	(397)	Policy charges	(199)	(195)	(202)	(195)	(192)

17,387	18,517	Ending balance	18,517	18,876	18,585	17,276	17,387

		FACE AMOUNT IN FORCE (2):
		Variable life	139,280	138,872	137,889	135,519	134,691
		Universal life	23,696	24,424	25,416	26,201	27,091
		Term life	282,434	300,056	316,969	331,139	345,467

		Total	445,410	463,352	480,274	492,859	507,249

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		Individual Life Insurance:
		Policy Surrender Experience:
374	342	Cash value of surrenders	175	223	187	178	196
3.2%	3.0%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.1%	3.8%	3.2%	3.1%	3.5%

		Death benefits per $1,000 of in force (1):
3.83	3.36	Variable and universal life	3.04	4.00	3.13	3.62	4.14
1.56	2.34	Term life	1.62	1.99	0.91	1.59	1.53
2.98	3.14	Total, Individual Life Insurance	2.68	3.38	2.36	2.92	3.08

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
80,330	74,555	Beginning total account value	75,591	78,968	81,173	80,330	74,977
5,569	5,812	Sales	3,033	2,825	3,041	2,829	2,740
(4,358)	(4,825)	Surrenders and withdrawals	(2,515)	(2,328)	(2,415)	(2,173)	(2,185)

1,211	987	Net sales	518	497	626	656	555
(556)	(605)	Benefit payments	(299)	(265)	(261)	(294)	(262)

655	382	Net flows	219	232	365	362	293
(5,655)	4,646	Change in market value, interest credited, and other	3,478	2,295	(865)	(5,409)	(246)
(623)	(615)	Policy charges	(320)	(322)	(343)	(306)	(317)

74,707	78,968	Ending total account value	78,968	81,173	80,330	74,977	74,707

		Fixed Annuities:
3,488	3,748	Beginning total account value	3,679	3,608	3,546	3,488	3,440
41	41	Sales	20	16	16	17	24
(114)	(155)	Surrenders and withdrawals	(74)	(69)	(62)	(53)	(61)

(73)	(114)	Net redemptions	(54)	(53)	(46)	(36)	(37)
(83)	(88)	Benefit payments	(45)	(41)	(38)	(43)	(40)

(156)	(202)	Net flows	(99)	(94)	(84)	(79)	(77)
63	64	Interest credited and other	29	33	27	32	31
(1)	(2)	Policy charges	(1)	(1)	(1)	(1)	—

3,394	3,608	Ending total account value	3,608	3,546	3,488	3,440	3,394

		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):

1,319	1,249	Insurance Agents	660	607	713	646	673
681	753	Wirehouses	407	385	428	344	337
3,610	3,851	Independent Financial Planners (2)	1,986	1,849	1,916	1,856	1,754

5,610	5,853	Total	3,053	2,841	3,057	2,846	2,764

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):
		Return of net deposits:
		Account value	40,762	42,708	42,995	40,817	41,272
		Net amount at risk	1,268	1,171	1,204	1,631	1,750

		Minimum return, anniversary contract value, or maximum contract value:
		Account value	32,925	33,184	32,194	29,401	28,717
		Net amount at risk	2,108	1,978	2,255	3,823	4,032

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	11,335	11,757	11,724	10,933	10,867
		Guaranteed minimum withdrawal benefits	2,229	2,274	2,234	2,006	1,902
		Guaranteed minimum income benefits	7,386	7,320	6,948	6,233	5,958
		Guaranteed minimum withdrawal & income benefits	12,448	14,659	16,260	16,863	18,372

		Total	33,398	36,010	37,166	36,035	37,099

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
8,644	9,527	Beginning balance	9,246	8,784	8,647	8,644	12,013
124	162	Premiums and deposits	79	62	68	73	51
(505)	(640)	Surrenders and withdrawals	(307)	(263)	(253)	(251)	(254)

(381)	(478)	Net redemptions	(228)	(201)	(185)	(178)	(203)
(183)	(207)	Benefit payments	(105)	(96)	(89)	(103)	(80)

(564)	(685)	Net flows	(333)	(297)	(274)	(281)	(283)
204	169	Interest credited and other	84	89	84	99	105
3,999	(225)	Net transfers (to) from separate account	(212)	72	188	3,552	447
(1)	(2)	Policy charges	(1)	(1)	(1)	(1)	—

12,282	8,784	Ending balance	8,784	8,647	8,644	12,013	12,282

		Account Values in Separate Account:
75,174	68,776	Beginning balance	70,024	73,792	76,072	75,174	66,404
5,486	5,691	Premiums and deposits	2,974	2,779	2,989	2,773	2,713
(3,967)	(4,340)	Surrenders and withdrawals	(2,282)	(2,134)	(2,224)	(1,975)	(1,992)

1,519	1,351	Net sales	692	645	765	798	721
(456)	(486)	Benefit payments	(239)	(210)	(210)	(234)	(222)

1,063	865	Net flows	453	435	555	564	499
(5,796)	4,541	Change in market value, interest credited and other	3,423	2,239	(922)	(5,476)	(320)
(3,999)	225	Net transfers (to) from general account	212	(72)	(188)	(3,552)	(447)
(623)	(615)	Policy charges	(320)	(322)	(343)	(306)	(317)

65,819	73,792	Ending balance	73,792	76,072	75,174	66,404	65,819

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
142	129	Group life	26	33	35	112	30
131	118	Group disability (1)	26	21	16	114	17

273	247	Total	52	54	51	226	47

		Future Policy Benefits (2):
		Group life	2,105	2,032	2,240	2,099	2,100
		Group disability (1)	614	640	662	774	810

		Total	2,719	2,672	2,902	2,873	2,910

		Policyholders’ Account Balances (2):
		Group life	5,521	5,610	5,734	5,824	6,005
		Group disability (1)	124	132	148	137	149

		Total	5,645	5,742	5,882	5,961	6,154

		Separate Account Liabilities (2):
		Group life	17,293	19,462	19,992	19,363	17,941
		Group disability (1)	—	—	—	—	—

		Total	17,293	19,462	19,992	19,363	17,941

		Group Life Insurance:
1,861	1,692	Gross premiums, policy charges and fee income (3)	860	841	889	949	912
1,603	1,621	Earned premiums, policy charges and fee income	810	784	773	793	810
88.3%	91.3%	Benefits ratio	91.1%	88.4%	90.4%	87.1%	89.4%
8.2%	9.5%	Administrative operating expense ratio	9.3%	9.8%	8.4%	8.2%	8.2%
		Persistency ratio	95.3%	94.2%	93.6%	94.7%	94.0%

		Group Disability Insurance (1):
526	442	Gross premiums, policy charges and fee income (3)	225	233	227	288	238
505	427	Earned premiums, policy charges and fee income	216	223	217	280	225
88.9%	87.8%	Benefits ratio	84.7%	82.1%	88.9%	91.1%	86.2%
19.6%	21.0%	Administrative operating expense ratio	20.0%	20.6%	21.2%	17.4%	22.3%
		Persistency ratio	91.1%	88.9%	88.0%	91.4%	90.4%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL LIFE INSURANCE:
3,855	3,550	Beginning balance	3,570	3,678	3,841	3,855	3,805
221	218	Capitalization	115	115	119	108	113
(194)	(142)	Amortization - operating results	(64)	68	(90)	(111)	(83)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
81	52	Impact of unrealized (gains) or losses on AFS securities	57	(20)	(15)	(47)	128

3,963	3,678	Ending balance	3,678	3,841	3,855	3,805	3,963

		INDIVIDUAL ANNUITIES:
1,976	1,613	Beginning balance	1,671	1,791	1,876	1,976	2,093
318	322	Capitalization	168	158	173	163	155
(139)	(149)	Amortization - operating results	(75)	(66)	(70)	(63)	(76)
10	—	Amortization - realized investment gains and losses	(1)	5	2	15	(5)
34	18	Impact of unrealized (gains) or losses on AFS securities	28	(12)	(5)	2	32
—	(13)	Other (1)	—	—	—	—	—

2,199	1,791	Ending balance	1,791	1,876	1,976	2,093	2,199

		GROUP INSURANCE:
321	284	Beginning balance	296	299	313	321	326
18	17	Capitalization	4	17	12	9	9
(8)	(2)	Amortization - operating results	(1)	(3)	(4)	(4)	(4)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

331	299	Ending balance	299	313	321	326	331

		TOTAL INSURANCE DIVISION:
6,152	5,447	Beginning balance	5,537	5,768	6,030	6,152	6,224
557	557	Capitalization	287	290	304	280	277
(341)	(293)	Amortization - operating results	(140)	(1)	(164)	(178)	(163)
10	—	Amortization - realized investment gains and losses	(1)	5	2	15	(5)
115	70	Impact of unrealized (gains) or losses on AFS securities	85	(32)	(20)	(45)	160
—	(13)	Other (1)	—	—	—	—	—

6,493	5,768	Ending balance	5,768	6,030	6,152	6,224	6,493

(1)	Reflects the impact of adoption of SOP 05-1 on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2007			2008
2008	2007			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
338	167	102%	Premiums	71	88	74	200	138
89	88	1%	Policy charges and fee income	44	40	44	43	46
1,946	1,906	2%	Net investment income	972	979	1,010	964	982
1,300	1,492	-13%	Asset management fees, commissions and other income	747	744	768	659	641

3,673	3,653	1%	Total revenues	1,834	1,851	1,896	1,866	1,807

			Benefits and Expenses (1):
732	578	27%	Insurance and annuity benefits	276	290	277	392	340
1,056	1,000	6%	Interest credited to policyholders’ account balances	508	528	545	533	523
89	123	-28%	Interest expense	64	76	75	52	37
(57)	(44)	-30%	Deferral of acquisition costs	(25)	(19)	(28)	(29)	(28)
18	20	-10%	Amortization of acquisition costs	11	11	7	10	8
1,194	1,179	1%	General and administrative expenses	623	654	648	621	573

3,032	2,856	6%	Total benefits and expenses	1,457	1,540	1,524	1,579	1,453

641	797	-20%	Adjusted operating income before income taxes	377	311	372	287	354

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Six Months Ended June 30, 2008				Quarter Ended June 30, 2008
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	338	—	—	338	138	—	—	138
Policy charges and fee income	89	—	—	89	46	—	—	46
Net investment income	1,946	167	1	1,778	982	96	1	885
Asset management fees, commissions and other income	1,300	945	86	269	641	468	35	138

Total revenues	3,673	1,112	87	2,474	1,807	564	36	1,207

Benefits and Expenses (1):
Insurance and annuity benefits	732	—	—	732	340	—	—	340
Interest credited to policyholders’ account balances	1,056	—	—	1,056	523	—	—	523
Interest expense	89	39	1	49	37	17	1	19
Deferral of acquisition costs	(57)	(9)	—	(48)	(28)	(5)	—	(23)
Amortization of acquisition costs	18	9	—	9	8	4	—	4
General and administrative expenses	1,194	764	19	411	573	358	12	203

Total benefits and expenses	3,032	803	20	2,209	1,453	374	13	1,066

Adjusted operating income before income taxes	641	309	67	265	354	190	23	141

	Six Months Ended June 30, 2007				Quarter Ended June 30, 2007
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	167	—	—	167	71	—	—	71
Policy charges and fee income	88	—	—	88	44	—	—	44
Net investment income	1,906	102	1	1,803	972	62	1	909
Asset management fees, commissions and other income	1,492	1,033	204	255	747	528	93	126

Total revenues	3,653	1,135	205	2,313	1,834	590	94	1,150

Benefits and Expenses (1):
Insurance and annuity benefits	578	—	—	578	276	—	—	276
Interest credited to policyholders’ account balances	1,000	—	—	1,000	508	—	—	508
Interest expense	123	24	—	99	64	14	—	50
Deferral of acquisition costs	(44)	(8)	—	(36)	(25)	(4)	—	(21)
Amortization of acquisition costs	20	11	—	9	11	5	—	6
General and administrative expenses	1,179	766	36	377	623	408	22	193

Total benefits and expenses	2,856	793	36	2,027	1,457	423	22	1,012

Adjusted operating income before income taxes	797	342	169	286	377	167	72	138

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR

ASSET MANAGEMENT SEGMENT

		% Change	Supplementary Revenue Information (in millions):
Year-to-date				2007			2008
2008	2007			2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
569	533	7%	Asset management fees	271	265	283	281	288
240	290	-17%	Incentive, transaction, principal investing and capital markets revenues (1)	159	133	137	88	152
303	312	-3%	Service, distribution and other revenues	160	160	206	179	124

1,112	1,135	-2%	Total Asset Management segment revenues	590	558	626	548	564

			Analysis of asset management fees by source:
269	240	12%	Institutional customers	123	118	130	133	136
166	171	-3%	Retail customers	87	87	89	81	85
134	122	10%	General account	61	60	64	67	67

569	533	7%	Total asset management fees	271	265	283	281	288

Supplementary Assets Under Management Information (in billions):

	June 30, 2008
	Equity	Fixed Income	Real Estate	Total
Institutional customers	55.0	95.3	29.0	179.3
Retail customers	62.8	19.6	2.2	84.6
General account	4.3	169.8	0.9	175.0

Total	122.1	284.7	32.1	438.9

	June 30, 2007
	Equity	Fixed Income	Real Estate	Total
Institutional customers	56.6	84.4	25.2	166.2
Retail customers	64.4	21.1	1.6	87.1
General account	4.3	161.9	0.8	167.0

Total	125.3	267.4	27.6	420.3

(1)	For the three months ended March 31, 2008, $13 million has been reclassified from “Incentive, transaction, principal investing and capital markets revenues” to “Service, distribution and other revenues” to conform to current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
141.7	122.9	Beginning assets under management	127.0	132.0	135.0	141.7	140.1
17.4	11.4	Additions (1)	6.3	5.4	11.1	6.5	10.9
(8.9)	(8.5)	Withdrawals (2)	(4.6)	(6.0)	(6.4)	(4.3)	(4.6)
(3.3)	6.0	Change in market value	3.5	3.7	1.2	(2.8)	(0.5)
(1.1)	0.2	Net money market flows	(0.2)	(0.1)	0.8	(1.0)	(0.1)

145.8	132.0	Ending assets under management	132.0	135.0	141.7	140.1	145.8
33.5	34.2	Affiliated institutional assets under management	34.2	35.1	34.7	34.1	33.5

179.3	166.2	Total assets managed for institutional customers at end of period	166.2	170.1	176.4	174.2	179.3

8.5	2.9	Net institutional additions (withdrawals) other than money market	1.7	(0.6)	4.7	2.2	6.3

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
50.9	43.4	Beginning assets under management	47.7	49.3	51.3	50.9	48.2
7.3	5.2	Additions	2.3	2.7	2.6	3.5	3.8
(5.4)	(5.6)	Withdrawals	(3.0)	(2.4)	(2.4)	(2.5)	(2.9)
(2.1)	3.4	Change in market value	2.3	1.7	(0.2)	(4.0)	1.9
—	0.1	Net money market flows	—	—	(0.6)	0.3	(0.3)
—	2.8	Other (3)	—	—	0.2	—	—

50.7	49.3	Ending assets under management	49.3	51.3	50.9	48.2	50.7
33.9	37.8	Affiliated retail assets under management	37.8	37.2	35.7	33.6	33.9

84.6	87.1	Total assets managed for retail customers at end of period	87.1	88.5	86.6	81.8	84.6

1.9	(0.4)	Net retail additions (withdrawals) other than money market	(0.7)	0.3	0.2	1.0	0.9

		Wrap-fee Product Assets Under Administration:
81.7	69.1	Beginning total wrap-fee product assets	72.3	78.7	82.1	81.7	75.9
9.4	11.5	Additions (4)	5.7	3.6	4.0	4.7	4.7
(10.1)	(7.7)	Withdrawals	(3.9)	(3.6)	(4.2)	(5.4)	(4.7)
(4.5)	5.8	Change in market value	4.6	3.4	(0.2)	(5.1)	0.6

76.5	78.7	Ending total wrap-fee product assets	78.7	82.1	81.7	75.9	76.5

(0.7)	3.8	Net wrap-fee product additions (withdrawals)	1.8	—	(0.2)	(0.7)	—

(1)	Additions include $0.2 billion for the three months ended March 31, 2008, $0.2 billion for the six months ended June 30, 2008 and $0.3 billion for the three and six months ended June 30, 2007 for assets transferred from the Retirement segment.
(2)	Withdrawals include $(0.1) billion for the three months ended June 30, 2008, $(0.1) billion for the three months ended December 31, 2007, $(0.4) billion for the three months ended September 30, 2007 and $(0.1) billion for the six months ended June 30, 2008 for assets transferred to the Retirement segment.
(3)	Represents transfer of retail assets from an externally managed fund family to the Jennison Dryden Fund Family (internally managed).
(4)	Substantially all relates to a contractual arrangement with Wachovia which provided for a substantially fixed annual fee. This arrangement expired with respect to most services provided, as of July 1, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
174	156	Net investment income	77	75	75	95	79
1,690	1,048	Commissions	519	484	511	844	846
1,919	1,196	Fees	608	644	668	981	938
240	159	Other non-interest revenues (1)	84	62	194	123	117

4,023	2,559	Total revenues	1,288	1,265	1,448	2,043	1,980
3,706	2,021	Expenses (1)	1,043	1,009	1,265	1,863	1,843
3,331	2,021	Expenses before transition costs	1,043	1,009	1,238	1,677	1,654
375	—	Transition costs	—	—	27	186	189

3,706	2,021	Total expenses	1,043	1,009	1,265	1,863	1,843

317	538	Income before income taxes	245	256	183	180	137

79	205	Prudential Financial, Inc’s. share of Wachovia Securities Financial Holdings, LLC (2)	94	97	69	44	35
7	(1)	Purchase accounting and related adjustments	(1)	—	—	7	—

86	204	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	93	97	69	51	35

		Recurring revenue as a percentage of total revenue (3)	55.2%	56.6%	58.6%	59.1%	58.5%
		Total client assets ($ in billions) (4)	791.4	802.4	799.2	1,149.2	1,147.2
		Distribution representatives (4):
		Series 7 Financial Advisors	8,193	8,272	8,343	14,456	14,484
		Series 6 Financial Representatives	2,531	2,996	3,296	4,059	4,308
		Customer debit balances ($ in billions) (4)	4.6	4.6	5.1	6.4	6.6

67	169	Prudential Financial, Inc. income from investment in Wachovia Securities Financial Holdings, LLC, including share of results, costs incurred at Prudential level, and purchase accounting adjustments (2)	72	85	43	44	23

(1)	In the fourth quarter of 2007, Wachovia Securities changed its presentation of certain revenues that were received from customers and subsequently remitted to third parties, formerly reported on a net basis, to report the activity on a gross basis as Other non-interest revenues and Expenses. This reclassification had no impact on income before taxes. Wachovia Securities did not restate prior periods, but rather reflected the reclassification of amounts for the first nine months of 2007 together with 4Q 2007 activity.
(2)	On January 1, 2008, Wachovia Corporation combined the retail securities brokerage business of Wachovia Securities with the acquired A.G. Edwards business. The Company has elected the “lookback” option under the terms of the agreements relating to the joint venture. The “lookback” option permits the Company to delay for two years following the combination of the A.G. Edwards business with Wachovia Securities the Company’s decision to make or not to make an additional capital contribution to the joint venture or other payments to avoid or limit dilution of its ownership interest in the joint venture. During this “lookback” period, the Company’s share in the earnings of the joint venture and transition costs associated with the combination of the A.G. Edwards business with Wachovia Securities is based on a diluted ownership level. The ownership level applied is based on the Company’s estimate for purposes of reporting results. The ownership level, and consequently the Company’s share in earnings and transition costs, may be subsequently adjusted as a result of completion of definitive valuation of the business and possible modification of existing agreements relating to the joint venture. The company does not anticipate any such adjustment to have a material effect on its reported results of operations.
(3)	Calculated on a YTD annualized basis.
(4)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:
112,192	97,430	Beginning total account value	99,558	104,033	105,601	112,192	107,060
9,116	7,215	Deposits and sales	3,212	3,219	4,258	4,586	4,530
(8,299)	(6,636)	Withdrawals and benefits	(3,203)	(3,309)	(3,804)	(3,933)	(4,366)
(6,092)	6,024	Change in market value, interest credited and interest income (1)	4,466	1,658	(1,119)	(5,785)	(307)
—	—	Acquisition (2)	—	—	7,256	—	—

106,917	104,033	Ending total account value	104,033	105,601	112,192	107,060	106,917

817	579	Net additions (withdrawals)	9	(90)	454	653	164

		Stable value account values included above	31,274	31,578	32,314	33,279	33,883

		Institutional Investment Products:
51,591	50,269	Beginning total account value	50,661	50,926	51,627	51,591	51,667
3,416	3,130	Additions	1,597	545	1,298	1,810	1,606
(3,646)	(2,810)	Withdrawals and benefits	(1,067)	(1,193)	(1,863)	(1,702)	(1,944)
802	932	Change in market value, interest credited and interest income	325	933	900	561	241
(650)	(595)	Other (3)	(590)	416	(371)	(593)	(57)

51,513	50,926	Ending total account value	50,926	51,627	51,591	51,667	51,513

(230)	320	Net additions (withdrawals)	530	(648)	(565)	108	(338)

(1)	Includes $511 million for the quarter and six months ended June 30, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form.
(2)	On December 31, 2007, the company acquired a portion of the Union Bank of California, N.A.’s retirement business.
(3)	“Other” activity includes transfers from (to) the Asset Management segment of $(206) million, $115 million, $(332) million, $407 million and $110 million for the first and second quarters of 2008 and the second, third and fourth quarters of 2007, respectively; and $(91) million and $(332) million for the six months ended June 30, 2008 and 2007, respectively. “Other” activity also includes $(511) million for the quarter and six months ended June 30, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2007			2008
2008	2007			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
3,508	3,084	14%	Premiums	1,531	1,518	1,590	1,772	1,736
169	145	17%	Policy charges and fee income	73	72	76	87	82
966	791	22%	Net investment income	405	419	434	462	504
341	434	-21%	Asset management fees, commissions and other income	215	282	182	180	161

4,984	4,454	12%	Total revenues	2,224	2,291	2,282	2,501	2,483

			Benefits and Expenses (1):
2,773	2,438	14%	Insurance and annuity benefits	1,219	1,194	1,275	1,413	1,360
201	156	29%	Interest credited to policyholders’ account balances	79	84	90	100	101
6	5	20%	Interest expense	3	8	6	2	4
(593)	(520)	-14%	Deferral of acquisition costs	(259)	(253)	(284)	(294)	(299)
312	254	23%	Amortization of acquisition costs	126	103	129	160	152
1,367	1,194	14%	General and administrative expenses	603	618	673	681	686

4,066	3,527	15%	Total benefits and expenses	1,771	1,754	1,889	2,062	2,004

918	927	-1%	Adjusted operating income before income taxes	453	537	393	439	479

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Six Months Ended June 30, 2008				Quarter Ended June 30, 2008
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,508	2,423	1,085	—	1,736	1,161	575	—
Policy charges and fee income	169	134	35	—	82	64	18	—
Net investment income	966	466	474	26	504	234	258	12
Asset management fees, commissions and other income	341	43	(6)	304	161	30	(11)	142

Total revenues	4,984	3,066	1,588	330	2,483	1,489	840	154

Benefits and Expenses (1):
Insurance and annuity benefits	2,773	1,917	856	—	1,360	916	444	—
Interest credited to policyholders’ account balances	201	83	118	—	101	40	61	—
Interest expense	6	7	(4)	3	4	4	(2)	2
Deferral of acquisition costs	(593)	(424)	(169)	—	(299)	(203)	(96)	—
Amortization of acquisition costs	312	226	86	—	152	105	47	—
General and administrative expenses	1,367	686	406	275	686	341	219	126

Total benefits and expenses	4,066	2,495	1,293	278	2,004	1,203	673	128

Adjusted operating income before income taxes	918	571	295	52	479	286	167	26

	Six Months Ended June 30, 2007				Quarter Ended June 30, 2007
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,084	2,110	974	—	1,531	1,024	507	—
Policy charges and fee income	145	113	32	—	73	57	16	—
Net investment income	791	375	399	17	405	188	208	9
Asset management fees, commissions and other income	434	69	36	329	215	39	16	160

Total revenues	4,454	2,667	1,441	346	2,224	1,308	747	169

Benefits and Expenses (1):
Insurance and annuity benefits	2,438	1,655	783	—	1,219	807	412	—
Interest credited to policyholders’ account balances	156	65	91	—	79	31	48	—
Interest expense	5	6	(4)	3	3	3	(2)	2
Deferral of acquisition costs	(520)	(384)	(136)	—	(259)	(188)	(71)	—
Amortization of acquisition costs	254	191	63	—	126	94	32	—
General and administrative expenses	1,194	612	344	238	603	308	171	124

Total benefits and expenses	3,527	2,145	1,141	241	1,771	1,055	590	126

Adjusted operating income before income taxes	927	522	300	105	453	253	157	43

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		Japanese Yen Basis Results:
		Revenues (1):
¥225,207	¥213,877	Japanese insurance operations excluding Gibraltar Life	¥103,721	¥103,633	¥103,043	¥117,421	¥107,786
168,214	166,893	Gibraltar Life	86,405	82,645	79,042	82,122	86,092

393,421	380,770	Total revenues, Japan, yen basis	190,126	186,278	182,085	199,543	193,878

		Benefits and Expenses (1):
176,024	167,202	Japanese insurance operations excluding Gibraltar Life	80,649	79,125	83,597	92,701	83,323
136,749	135,332	Gibraltar Life	70,199	66,148	64,992	68,126	68,623

312,773	302,534	Total benefits and expenses, Japan, yen basis	150,848	145,273	148,589	160,827	151,946

		Adjusted operating income (2):
49,183	46,675	Japanese insurance operations excluding Gibraltar Life	23,072	24,508	19,446	24,720	24,463
31,465	31,561	Gibraltar Life	16,206	16,497	14,050	13,996	17,469

¥80,648	¥78,236	Total adjusted operating income, Japan, yen basis	¥39,278	¥41,005	¥33,496	¥38,716	¥41,932

		U.S. Dollar adjusted operating income (3):
$467	$430	Japanese insurance operations excluding Gibraltar Life	$212	$224	$186	$231	$236
295	300	Gibraltar Life	157	157	121	128	167

762	730	Total adjusted operating income, Japan, U.S. dollar basis	369	381	307	359	403
104	92	All other countries (4)	41	42	46	54	50

$866	$822	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$410	$423	$353	$413	$453

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2007			2008
2008	2007		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,812	1,506	Japan, excluding Gibraltar Life	719	731	765	953	859
1,120	1,006	Gibraltar Life	523	472	501	527	593
745	717	All other countries	362	387	400	379	366

3,677	3,229	Total	1,604	1,590	1,666	1,859	1,818

		Annualized new business premiums:
288	262	Japan, excluding Gibraltar Life	109	103	126	163	125
242	163	Gibraltar Life	90	86	93	94	148
135	139	All other countries	69	75	83	72	63

665	564	Total	268	264	302	329	336

		Annualized new business premiums by distribution channel:
423	401	Life Planners	178	178	209	235	188
215	152	Gibraltar Life Advisors	85	82	86	88	127
27	11	Banks (2)	5	4	7	6	21

665	564	Total	268	264	302	329	336

		Constant exchange rate basis (3):

		Net premiums, policy charges and fee income:
1,794	1,648	Japan, excluding Gibraltar Life	790	792	801	944	850
1,117	1,131	Gibraltar Life	587	537	538	542	575
756	717	All other countries	360	382	390	379	377

3,667	3,496	Total	1,737	1,711	1,729	1,865	1,802

		Annualized new business premiums:
285	283	Japan, excluding Gibraltar Life	118	111	131	161	124
243	176	Gibraltar Life	97	93	96	96	147
136	141	All other countries	70	75	80	72	64

664	600	Total	285	279	307	329	335

		Annualized new business premiums by distribution channel:
421	424	Life Planners	188	186	211	233	188
215	165	Gibraltar Life Advisors	92	89	90	90	125
28	11	Banks (2)	5	4	6	6	22

664	600	Total	285	279	307	329	335

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar: Korean won 950 per U.S. dollar. U.S. dominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2007			2008
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	233	236	238	242	244
Gibraltar Life	186	186	186	185	184
All other countries	104	105	106	108	108

Total	523	527	530	535	536

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,144	2,167	2,194	2,232	2,258
Gibraltar Life	3,816	3,815	3,817	3,804	3,782
All other countries	1,246	1,270	1,296	1,311	1,323

Total	7,206	7,252	7,307	7,347	7,363

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.7%	92.6%	92.4%	92.4%	92.0%
25 months	86.9%	86.5%	85.9%	85.9%	85.3%

Gibraltar Life:
13 months	93.5%	92.6%	91.7%	91.2%	90.8%
25 months	87.9%	88.0%	87.9%	87.2%	86.4%

Number of Life Planners at end of period:
Japan	3,012	3,030	3,068	3,108	3,079
All other countries	2,989	3,008	3,098	3,030	3,100

Total life planners	6,001	6,038	6,166	6,138	6,179

Gibraltar Life Advisors	5,815	5,944	6,264	6,035	5,899

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar: Korean won 950 per U.S. dollar. U.S. dominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2008				December 31, 2007
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	124,681	31,791	92,890	54.9%	128,130	37,168	90,962	55.8%
Public, held to maturity, at amortized cost	2,862	—	2,862	1.7%	2,879	—	2,879	1.8%
Private, available for sale, at fair value	31,967	11,915	20,052	11.8%	32,559	12,246	20,313	12.5%
Private, held to maturity, at amortized cost	710	—	710	0.4%	669	—	669	0.4%
Trading account assets supporting insurance liabilities, at fair value	14,624	—	14,624	8.6%	14,473	—	14,473	8.9%
Other trading account assets, at fair value	1,038	145	893	0.5%	346	142	204	0.1%
Equity securities, available for sale, at fair value	8,087	3,528	4,559	2.7%	8,569	3,940	4,629	2.8%
Commercial loans	30,303	8,627	21,676	12.8%	27,557	7,954	19,603	12.0%
Policy loans	9,587	5,380	4,207	2.5%	9,337	5,395	3,942	2.4%
Other long-term investments (1)	4,109	1,248	2,861	1.7%	3,992	1,268	2,724	1.7%
Short-term investments (2)	5,186	1,217	3,969	2.4%	3,983	1,385	2,598	1.6%

Subtotal (3)	233,154	63,851	169,303	100.0%	232,494	69,498	162,996	100.0%

Invested assets of other entities and operations (4)	10,497	—	10,497		11,063	—	11,063

Total investments	243,651	63,851	179,800		243,557	69,498	174,059

Fixed Maturities by Credit Quality (3):

		June 30, 2008					December 31, 2007
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	77,600	1,299	2,129	76,770	80.3%	74,678	2,036	1,184	75,530	80.5%
2	Baa	15,108	321	788	14,641	15.3%	13,573	490	351	13,712	14.6%

Subtotal Investment Grade		92,708	1,620	2,917	91,411	95.6%	88,251	2,526	1,535	89,242	95.1%

3	Ba	2,823	38	164	2,697	2.8%	2,830	68	102	2,796	3.1%
4	B	1,519	20	109	1,430	1.5%	1,681	38	82	1,637	1.7%
5	C and lower	114	5	11	108	0.1%	115	5	6	114	0.1%
6	In or near default	31	3	4	30	0.0%	34	5	1	38	0.0%

Subtotal Below Investment Grade		4,487	66	288	4,265	4.4%	4,660	116	191	4,585	4.9%

Total		97,195	1,686	3,205	95,676	100.0%	92,911	2,642	1,726	93,827	100.0%

Private Fixed Maturities:
NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	6,628	137	184	6,581	31.7%	7,139	230	84	7,285	34.7%
2	Baa	11,210	233	370	11,073	53.3%	10,595	344	118	10,821	51.6%

Subtotal Investment Grade		17,838	370	554	17,654	85.0%	17,734	574	202	18,106	86.3%

3	Ba	1,951	46	53	1,944	9.4%	1,637	49	26	1,660	7.9%
4	B	797	15	24	788	3.8%	738	6	12	732	3.5%
5	C and lower	200	4	5	199	1.0%	319	8	4	323	1.5%
6	In or near default	170	15	13	172	0.8%	147	23	—	170	0.8%

Subtotal Below Investment Grade		3,118	80	95	3,103	15.0%	2,841	86	42	2,885	13.7%

Total		20,956	450	649	20,757	100.0%	20,575	660	244	20,991	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments consist primarily of money market funds with virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of securities brokerage, securities trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of June 30, 2008 and December 31, 2007, respectively, 245 securities with amortized cost of $3,140 million (fair value $3,062 million) and 196 securities with amortized cost of $2,306 million (fair value, $2,319 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	36,613	68.6%	34,752	68.5%
Public, held to maturity, at amortized cost	2,862	5.4%	2,879	5.7%
Private, available for sale, at fair value	3,150	5.9%	3,467	6.8%
Private, held to maturity, at amortized cost	710	1.3%	668	1.3%
Trading account assets supporting insurance liabilities, at fair value	1,142	2.1%	1,132	2.2%
Other trading account assets, at fair value	740	1.4%	48	0.1%
Equity securities, available for sale, at fair value	2,518	4.7%	2,550	5.0%
Commercial loans	3,113	5.8%	2,881	5.7%
Policy loans	1,267	2.4%	1,133	2.2%
Other long-term investments (1)	1,022	1.9%	993	2.0%
Short-term investments	246	0.5%	239	0.5%

Total	53,383	100.0%	50,742	100.0%

	June 30, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	56,277	48.5%	56,210	50.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,902	14.6%	16,846	15.0%
Private, held to maturity, at amortized cost	—	0.0%	1	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,482	11.6%	13,341	11.9%
Other trading account assets, at fair value	153	0.1%	156	0.1%
Equity securities, available for sale, at fair value	2,041	1.8%	2,079	1.9%
Commercial loans	18,563	16.0%	16,722	14.9%
Policy loans	2,940	2.6%	2,809	2.5%
Other long-term investments (1)	1,839	1.6%	1,731	1.5%
Short-term investments	3,723	3.2%	2,359	2.1%

Total	115,920	100.0%	112,254	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.74%	1,398	(483)	5.05%	1,423	14
Equity securities	5.09%	60	(97)	4.56%	44	74
Commercial loans	5.93%	247	(5)	6.10%	205	(4)
Policy loans	5.02%	52	—	5.10%	46	—
Short-term investments and cash equivalents	2.52%	67	—	4.46%	87	—
Other investments	3.21%	26	80	6.59%	46	7

Gross investment income before investment expenses	4.74%	1,850	(505)	5.15%	1,851	91
Investment expenses	-0.16%	(80)	—	-0.17%	(135)	—

Subtotal	4.58%	1,770	(505)	4.98%	1,716	91

Investment results of other entities and operations (2)		385	(45)		325	34
Less, investment income relating to divested businesses		(9)			(8)

Total		2,146	(550)		2,033	125

	Six Months Ended June 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.82%	2,778	(868)	5.05%	2,837	41
Equity securities	4.62%	106	(152)	4.63%	89	205
Commercial loans	5.95%	478	(4)	6.16%	409	(7)
Policy loans	5.08%	103	—	5.08%	89	—
Short-term investments and cash equivalents	3.24%	166	—	4.92%	183	(7)
Other investments	3.95%	62	(266)	6.62%	92	42

Gross investment income before investment expenses	4.83%	3,693	(1,290)	5.17%	3,699	274
Investment expenses	-0.15%	(160)	—	-0.17%	(274)	—

Subtotal	4.68%	3,533	(1,290)	5.00%	3,425	274

Investment results of other entities and operations (2)		743	(62)		618	64
Less, investment income relating to divested businesses		(19)			(15)

Total		4,257	(1,352)		4,028	338

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.00%	341	(59)	2.75%	262	16
Equity securities	2.75%	18	(104)	2.15%	11	56
Commercial loans	4.81%	37	(1)	4.50%	31	4
Policy loans	3.71%	12	—	3.79%	10	—
Short-term investments and cash equivalents	4.22%	9	—	3.37%	5	—
Other investments	8.30%	28	(120)	17.25%	36	(66)

Gross investment income before investment expenses	3.26%	445	(284)	3.13%	355	10
Investment expenses	-0.20%	(32)	—	-0.19%	(24)	—

Total	3.06%	413	(284)	2.94%	331	10

	Six Months Ended June 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.93%	641	(108)	2.69%	515	41
Equity securities	2.52%	32	(155)	2.42%	24	176
Commercial loans	4.72%	70	2	4.43%	61	7
Policy loans	3.84%	24	—	3.78%	19	—
Short-term investments and cash equivalents	2.94%	12	—	2.91%	10	(1)
Other investments	8.20%	51	(142)	14.08%	61	(77)

Gross investment income before investment expenses	3.16%	830	(403)	3.03%	690	146
Investment expenses	-0.19%	(55)	—	-0.18%	(48)	—

Total	2.97%	775	(403)	2.85%	642	146

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.83%	1,057	(424)	6.31%	1,161	(2)
Equity securities	8.08%	42	7	7.19%	33	18
Commercial loans	6.19%	210	(4)	6.51%	174	(8)
Policy loans	5.59%	40	—	5.61%	36	—
Short-term investments and cash equivalents	2.32%	58	—	4.60%	82	—
Other investments	-0.29%	(2)	200	2.00%	10	73

Gross investment income before investment expenses	5.53%	1,405	(221)	6.16%	1,496	81
Investment expenses	-0.13%	(48)	—	-0.17%	(111)	—

Total	5.40%	1,357	(221)	5.99%	1,385	81

	Six Months Ended June 30
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.98%	2,137	(760)	6.34%	2,322	—
Equity securities	7.29%	74	3	7.05%	65	29
Commercial loans	6.23%	408	(6)	6.61%	348	(14)
Policy loans	5.62%	79	—	5.60%	70	—
Short-term investments and cash equivalents	3.27%	154	—	5.23%	173	(6)
Other investments	1.24%	11	(124)	3.23%	31	119

Gross investment income before investment expenses	5.73%	2,863	(887)	6.25%	3,009	128
Investment expenses	-0.13%	(105)	—	-0.16%	(226)	—

Total	5.60%	2,758	(887)	6.09%	2,783	128

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

RECLASSIFIED SUPPLEMENTARY INFORMATION - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	2006				2007				2008
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
INTERNATIONAL INSURANCE OPERATING DATA:

Constant exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	790	734	736	737	858	790	792	801	944
Gibraltar Life	618	609	533	536	544	587	537	538	542
All other countries	328	340	340	366	357	360	382	390	379

Total	1,736	1,683	1,609	1,639	1,759	1,737	1,711	1,729	1,865

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar: Korean won 950 per U.S. dollar. U.S. dominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged. Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 6.26% for the six months ended June 30, 2008, 17.19% for the six months ended June 30, 2007, 11.28% for the three months ended June 30, 2008, 15.97% for the three months ended June 30, 2007, 1.58% for the three months ended March 31, 2008, 14.43% for the three months ended December 31, 2007 and 16.14% for the three months ended September 30, 2007.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes, and 25% of the amount corresponding to Junior Subordinated Notes, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments and pension / postretirement benefits, and corporate debt, including Junior Subordinated Notes.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2008

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of July 30, 2008

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA	Aa3	AA
PRUCO Life Insurance Company	A+	AA	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA	NR *	AA
Prudential Annuities Life Assurance Corporation (1)	A+	AA	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA	Aa3	NR

CREDIT RATINGS:
as of July 30, 2008

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (2)	a-	A+	A3	A
Junior Subordinated Long-Term Debt	bbb	A-	Baa1	NR

The Prudential Insurance Company of America :
Capital and surplus notes	a	A+	A2	A+

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA	A1	AA-

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA	Aa3	AA

*	NR indicates not rated.
(1)	Formerly known as American Skandia Life Assurance Corporation
(2)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.

Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.